Strategic and Operational Overview October 31, 2017 Exhibit 99.1

2 Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or "anticipate" and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2016. Such risks include - but are not limited to - GM’s ability to sell new vehicles that we finance in the markets we serve; the viability of GM-franchised dealers that are commercial loan customers; the availability and cost of sources of financing; our joint venture in China, which we cannot operate solely for our benefit and over which we have limited control; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the prices at which used cars are sold in the wholesale auction markets; vehicle return rates and the residual value performance on vehicles we lease; interest rate fluctuations and certain related derivatives exposure; foreign currency exchange rate fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; changes in general economic and business conditions; competition; our ability to manage risks related to security breaches and other disruptions to our networks and systems; changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures; and risks and uncertainties associated with the consummation of the sale of certain of our European subsidiaries and branches to Peugeot S.A., including satisfaction of closing conditions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise. Unless otherwise noted, current and prior period information excludes Discontinued Operations and reflects results for North America, Latin America and China.

3 GM Financial Company Overview GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns  GM Financial (GMF) is General Motors’ global captive finance company  Earning assets of $83.6B, with global operations covering ~90% of GM’s worldwide sales − Offering auto finance products to 14,000 dealers worldwide  GM Financial is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value  Unless otherwise noted, current and prior period information excludes Discontinued Operations and reflects results for North America, Latin America and China

4 GM Financial Evolution Acquisition of GM Financial (2010-2013) Launched lease and floorplan enabling “captive light” support in North America Acquisition of International Assets (2013-2015) Global expansion to align with GM sales footprint, covering ~90% of GM’s worldwide sales Captive Expansion (2014-2017) Launched prime loan product in the U.S.; became exclusive subvented loan and lease provider in the U.S.; increased percentage of GM retail business in North America Leveraging the Platform Key areas of focus: ‒ Achieve captive level penetration ‒ Grow U.S. floorplan ‒ Efficiently fund growth ‒ Drive captive value proposition

5 GM Financial’s Captive Value Proposition  Drive vehicle sales − Offer competitive, comprehensive suite of finance products and services − Support GM’s Go-To-Market strategies − Provide programs to support dealer sales  Enhance customer experience and loyalty − Integrate with GM to enrich the customer experience and increase retention  Customer-centric servicing approach  Comprehensive voice-of-the-customer program  Ongoing investment in technologies to improve customer interaction  Robust lease end-of-term remarketing process to support dealer base and maximize resale values  Support GM customers and dealers across economic cycles − Unencumbered balance sheet and strong liquidity position  Contribute to enterprise profitability − For the nine months ended September 30, 2017, earned $895M of pre- tax income − Target annual pre-tax income of $1.5-2.0B when full captive penetration levels are achieved on a consistent basis  Lead generation programs  Lease-end loyalty waivers  Sales/product training  First look access to off-lease inventory  Dealer Dividends  Integrated online credit application GM Financial ranks highest when it comes to manufacturer loyalty1 1. Based on CY 2016 IHS Markit Lease and Retail Return to Market Manufacturer Loyalty. Data based on disposal methodology and GM custom segmentation in the U.S. Manufacturer Loyalty rate equals households who return to market from a captive OEM leased or purchased vehicle and remain loyal to the same manufacturer.

6 Strong Operating Results 1. As an annualized percentage of average retail finance receivables 2. As an annualized percentage of average earning assets $679 $762 $895 CY-15 CY-16 9 mos. 2017 Pre-tax Income from Continuing Operations ($M) North America International 2.4% 2.4% 1.9% CY-15 CY-16 9 mos. 2017 Net Charge-offs on Loans1 $34.0 $39.7 $35.1 CY-15 CY-16 9 mos. 2017 Origination Volume ($B) Latin America Retail Leases Latin America Retail Loans North America Retail Leases North America Retail Loans 2.7% 2.1% 1.8% CY-15 CY-16 9 mos. 2017 Operating Expense Ratio2

7 Solid Balance Sheet  Ending earning assets shifting to predominantly higher credit quality assets driven by growth in North America ‒ North America retail loan portfolio was 32% of ending earning assets at September 30, 2017  North America sub-prime loan portfolio (<620 FICO) represented approximately 12% of ending earning assets at September 30, 2017, compared to 17% at September 30, 2016  Liquidity at September 2017 impacted by increased cash and additional capacity on secured credit facilities, resulting from issuances of secured and unsecured debt and preferred stock $47.9 $68.6 $83.6 Dec-15 Dec-16 Sept-17 Ending Earning Assets ($B) Retail Loans Retail Leases Commercial Loans $13.0 $12.2 $17.8 Dec-15 Dec-16 Sept-17 Liquidity ($B) Borrowing capacity Cash

8 Solid Balance Sheet (cont.)  Tangible net worth higher due to increased earnings and issuance of preferred stock in September 2017 quarter, partially offset by losses on foreign exchange translation ‒ Accumulated other comprehensive loss related to FX of $0.9B at September 30, 2017  Leverage decrease primarily attributable to the issuance of preferred stock 1. Includes Discontinued Operations 2. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on September 4, 2014 3. December 31, 2015 and December 31, 2016 ratios as originally reported $6.9 $7.5 $9.3 Dec-15 Dec-16 Sept-17 Tangible Net Worth1 ($B) Dec-15 Dec-16 Sept-17 Leverage Ratio1,2,3 8.28x 10.41x 10.23x

9 1. Measured at each calendar quarter Financial Support from GM  Support Agreement in place between GM and GMF ‒ Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy ‒ Five-year agreement that automatically renews annually in September  Requires 100% voting ownership of GMF by GM as long as GMF has unsecured debt securities outstanding  Solidifies GMF’s liquidity position ‒ Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal ‒ Maintains GMF’s access to GM’s revolvers with sublimit availability of $4.0B  Establishes leverage limits and provides funding support to GMF if needed ‒ Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM:  There is no “step back” provision, once an asset threshold is reached the leverage limit does not revert back if net earning assets subsequently fall below the attained threshold GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At September 30, 2017

10 Current Ratings GM GM Financial Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB BBB Stable BBB BBB Stable Moody’s I.G. Baa3 Stable Baa3 Baa3 Stable Standard and Poor’s BBB BBB Stable BBB BBB Stable Committed to Investment Grade GM targeting performance consistent with “A” ratings criteria; investment grade status achieved with all agencies and aligned with GM’s ratings; investment grade rating critical for captive strategy execution

Funding Platform

Shifting funding mix toward unsecured debt thereby increasing unencumbered assets; strategy to fund locally with flexibility to issue globally to support U.S. growth

$79.0B Debt Outstanding
At September 30, 2017


Secured
52%
Unsecured
48%[1]

Unsecured ~50% of total debt

- **Credit facilities**
  - Committed credit facilities totaling $25.0B provided by 27 banks
    - Additionally, $2.3B drawn on uncommitted credit facilities
- **Global securitization platforms**
  - Segregated by asset type and geography - current platforms:
    - AMCAR – U.S. sub-prime retail loan
    - GMALT – U.S. lease
    - GFORT – U.S. floorplan
    - GCOLT – Canada lease
    - GMCAR – U.S. prime retail loan
  - YTD September 30, 2017, issued $11.5B in public secured debt; projected CY 2017 issuances: ~$12-14B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- **Global senior notes platform**
  - Supporting operations in U.S., Canada and Mexico
  - Will continue to be regular issuer off EMTN shelf to support U.S. funding needs
  - YTD September 30, 2017, issued $10.6B in unsecured debt; projected CY 2017 issuances: ~$11-13B, 6-8 offerings
- **September 2017, issued $1.0B in non-voting cumulative perpetual preferred stock**
  - Bolstered capital base and reduced leverage

1. Includes $2.2B in unsecured credit facilities

GM FINANCIAL 11

12 Operating Metrics

GM and GMF Penetration Statistics

(Quarterly)	Sept-17	Jun-17	Sept-16
GMF as a % of GM Retail Sales			
U.S.	35.6%	42.6%	31.8%
Latin America[1]	57.4%	59.2%	58.2%
GMF Wholesale Dealer Penetration			
U.S.	19.4%	18.2%	14.8%
Latin America	96.0%	95.3%	95.1%
GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease)			
U.S.	88.5%	87.8%	87.2%
Latin America	93.9%	94.7%	96.0%

- **In the U.S., GM retail sales penetration increased compared to Q3 2016 driven by GM lease share and down payment assistance and subvention programs driving increased loan volume**
- **In Latin America, GM retail sales penetration stable year-over-year due to continued strong joint campaign activity with GM**
- **GMF wholesale dealer penetration in the U.S. continues to increase with success of refreshed Dealer Dividends program**

1. GMF penetration of GM retail sales for all periods presented was revised to more closely align with GM's regional definition of retail sales.

GM FINANCIAL 13

14 Retail Loan Originations GMF as % of GM New U.S. ≥ 620 GMF as a % of GM New U.S. <620 Weighted Avg. FICO Score 12% 30% 686 12% 29% 682 33% 45% 703 23% 48% 698  Q3 2017 GM New origination volume up year-over-year due to down payment assistance and subvention programs driving increased loan volume 18% 40% 696 $0.8 $0.9 $0.8 $0.9 $1.0 $0.6 $0.6 $0.7 $0.7 $0.5 $0.6 $0.6 $0.7 $0.6 $0.6 $2.2 $1.8 $3.4 $3.1 $2.6 $4.2 $3.9 $5.6 $5.3 $4.7 $25.4 $26.4 $29.3 $31.1 $32.3 $20.8 $21.8 $24.4 $26.0 $27.0 Sept-16 Dec-16 Mar-17 Jun-17 Sept-17 NA loans originated on new vehicles by GM dealers ($B) NA loans originated on used vehicles by GM dealers ($B) NA loans originated on vehicles by non-GM dealers ($B) LA loans originated ($B) Total Continuing Operations retail finance receivables portfolio, net of fees ($B) NA retail finance receivables portfolio, net of fees ($B)

15 Retail Loan Credit Performance  September 2017 net charge-off percentage is down compared to September 2016 due to positive impact of credit mix shift to prime  North America recovery rates are expected to trend down year-over-year for remainder of 2017 and into 2018  Hurricanes Harvey and Irma had minimal impact on credit performance in the quarter North America Recovery Rate 50% 52% 54% 52% 52% 2.5% 2.6% 2.3% 1.7% 1.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 0.0% 1.0% 2.0% 3.0% 4.0% Sept-16 Dec-16 Mar-17 Jun-17 Sept-17 Delin q u enc y Ne t C h a rg e -o ff s Credit Metrics Total Continuing Operations net charge-offs as an annualized % of avg. retail finance receivables Total Continuing Operations 31-60 day delinquency Total Continuing Operations 60+ day delinquency

16 U.S. Retail Loan Origination Mix by Credit Tier  U.S. origination mix continuing to shift to prime and near-prime credit tiers, comprising approximately 75% of retail loan originations in September 2017 quarter Note: For originations associated with the commercial vehicle program, FICO scores or equivalents are used in determining prime, near-prime and sub-prime classifications Three Months Ended ($M) Sept-17 Jun-17 Sept-16 Amount Percent Amount Percent Amount Percent Prime – FICO Score 680 and greater $2,166 58.3% $2,587 59.0% $1,822 54.4% Near prime – FICO Score 620 to 679 615 16.6% 626 14.3% 509 15.2% Sub-prime – FICO Score less than 620 930 25.1% 1,171 26.7% 1,016 30.4% Total originations $3,711 100.0% $4,384 100.0% $3,347 100.0%

17 $0 $20 $40 $60 $80 $100 $120 $140 $160 Total Quarterly Industry Auto Loan Originations ($B) <620 FICO 620-679 FICO 680+ FICO U.S. Sub-prime Loan Credit Performance Source: Equifax Credit Trends and GMF calculation  Industry growth in auto loan originations driven primarily by prime credit (680+ FICO)  GMF sub-prime portfolio outperforming peers 8.4% 4.3% 0% 2% 4% 6% 8% 10% 12% 14% 16% Monthly Net Credit Losses % of Average Receivables (Annualized) Sub-Prime Auto Index GMF AMCAR Portfolio

18 $5.8 $5.6 $6.0 $6.2 $6.1 $0.3 $0.3 $0.3 $0.5 $0.4 $6.1 $5.9 $6.3 $6.7 $6.5 $31.6 $34.3 $37.1 $39.7 $41.8 Sept-16 Dec-16 Mar-17 Jun-17 Sept-17 Other Lease Volume* ($B) U.S. Lease Volume ($B) Total Continuing Operations Lease Portfolio ($B) Lease Originations  Origination volume directly corresponds to GM sales attributable to lease  U.S. lease portfolio, at September 30, 2017: − 1.5 million contracts with a balance of $39.3B − 95% of lease portfolio had a FICO score at origination greater than 620 − 99% of operating leases were current with respect to payment status 1. Canada and Latin America 1

19 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 90% 95% 100% 105% 110% 115% 120% 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 Vol um e Re sid ual Re ali zat ion -G ain /(Los s) Sale Quarter Quarterly U.S. GMF Gross Proceeds vs. ALG Residuals at Origination1 2016Q3 - 2017Q3 Sales (Avg % Per Unit) Car Sales CUV/SUV/Truck Sales Car Avg G(L) CUV/SUV/Truck Avg G(L) Total Avg G(L) U.S. Residual Value  GM and GMF jointly support residual values − GM through the management of the retail/fleet strategy, incentive spend, inventory management, Maven Gig and Factory Pre-Owned Collection − GMF through its comprehensive end-of-term remarketing process, designed to support GM dealer base while maximizing resale values  GMF Dealer Source, a private-label online wholesale marketplace, provides single-source online access to purchase a wide range of pre- owned GM vehicles, including off-lease, rental vehicles and GM company vehicles  Residual performance on returned vehicles2 ‒ U.S. disposition proceeds on returned leased vehicles compared to estimates at origination in the September 2017 quarter were generally stable both year-over-year and sequentially ‒ Based on recent pricing trends for used vehicles in the secondary market, which have remained more favorable than previously expected, as well as the temporary impact from Hurricanes Harvey and Irma, used car prices are expected to decline less than 7% during 2017 compared to 2016  Continued increased supply of used vehicles expected to pressure used car prices in 2018 1. Reflects average per unit gain/(loss) on vehicles returned to GMF and sold in the period 2. Vehicles not purchased by the lessee or dealer at contract residual value that are returned to and remarketed by GMF

20 Commercial Lending  Steady growth in number of U.S. dealers and receivables outstanding − U.S. dealers totaled 874 at September 30, 2017, a 28% increase year-over-year  North America receivables outstanding declined in September 2017 quarter compared to June 2017 quarter due to the reduction in GM inventory levels  Floorplan financing represents more than 90% of commercial portfolio $5.3 $6.5 $7.0 $8.3 $8.1 $1.3 $1.4 $1.5 $1.4 $1.4 $6.6 $7.9 $8.5 $9.7 $9.5 1,305 1,356 1,385 1,459 1,502 Sept-16 Dec-16 Mar-17 Jun-17 Sept-17 Latin America Commercial Finance Receivables Outstanding ($B) North America Commercial Finance Receivables Outstanding ($B) Number of Dealers for Continuing Operations

21 SAIC-GMAC – China Joint Venture  GMF owns a 35% equity stake in SAIC-GMAC joint venture − Joint venture began operations in 2004 − Ownership stake gives GMF a presence in the largest auto market − Results reflected in financial statements under equity method  China market: − GM’s market share for Q3 2017 was 14.2%; industry has grown low-to-mid single digits for the first nine months of 2017 − Car purchases are primarily cash transactions; financing penetration relatively low compared to other regions − Relative to the U.S., auto loans typically have higher down payments, lower LTVs and lower charge-offs 1. SAIC General Motors Corporation Limited 2. Includes off-balance sheet contracts originated for third parties 20.2% 29.3% 34.9% CY-15 CY-16 9 mos. 2017 China JV as a % of SGM1 Retail Sales2 $5.9 $8.3 $6.9 CY-15 CY-16 9 mos. 2017 Retail Origination Volume2 ($B)

22 SAIC-GMAC – China Joint Venture 1. Commercial finance receivables are not netted with dealer deposits, in comparison to GMF U.S. GAAP presentation 2. As an annualized percentage of average retail finance receivables  Favorable results driven by: 1. Portfolio growth 2. Increasing penetration of SGM retail sales 3. Strong credit dynamics $10.2 $11.1 $12.7 Dec-15 Dec-16 Sept-17 Ending Earning Assets1 ($B) Retail Loans Commercial Loans 0.6% 0.3% 0.1% CY-15 CY-16 9 mos. 2017 Net Charge-offs on Loans2 $116 $151 $129 CY-15 CY-16 9 mos. 2017 Equity Income ($M)

23 GM Financial Key Strengths  Strategic interdependence with GM − GM priority to grow GM Financial − Expansion of captive presence in the U.S.; continuing captive penetration levels outside the U.S.  Full suite of auto finance solutions offered in served markets with incremental growth opportunities − Operations covering ~90% of GM’s worldwide sales − Additional product offerings and enhancements − Growing finance penetration in China provides opportunity for increased profitability  Solid global funding platform supported by investment grade ratings − Committed bank lines, well-established ABS and unsecured debt issuance programs − Along with GM, committed to running the business consistent with “A” ratings criteria  Strong financial performance − Solid balance sheet supporting originations growth − Liquidity of $17.8B at September 30, 2017 − Earned $895M in pre-tax income from continuing operations YTD September 30, 2017, exceeding full-year 2016 earnings from continuing operations of $762M  Expect earnings for December 2017 quarter to be adversely impacted relative to previous quarters in 2017 by: (1) lower year-over-year and seasonally weaker used car pricing; (2) higher lease returns; and (3) re-timing of operating expenses from first half to second half of the year  Experienced and seasoned management team operating across business and economic cycles

For more information, visit gmfinancial.com